Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of America Online Latin America, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Charles Herington, Chief Executive Officer of the Company, and Osvaldo Baños, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act or 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles M. Herington Charles M. Herington Chief Executive Officer

/s/ Osvaldo Baños Osvaldo Baños Chief Financial Officer

Date: November 14, 2003